EXHIBIT 10.25

             AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT


  Subject Property:   A portion of that certain parcel of real
                      estate known as Assessors Parcel #211-40-006E and a portion of ####-##-####; located on the Northwest corner of Tatum & Dynamite Boulevards,
                      Phoenix, Arizona.

       This amendment hereby declares that the "Purchase Price" for the Property shall be Eight Hundred Ninety Thousand and 00/100 Dollars ($890,000.00).

       The undersigned hereby agree to said amendment and acknowledge that this amendment is to be made part of the original Real Estate Purchase Agreement dated the 5th day of October, 1997 between Pinnacle Sonoran Desert Properties, L.L.C. ("Seller") and Giant Industries Arizona, Inc. ("Purchaser").

  SELLER - PINNACLE SONORAN DESERT PROPERTIES, L.L.C.

       By: /s/ Harvey Acridge                    10-16-97
          -------------------------              --------
                                                 Date

  PURCHASER - GIANT INDUSTRIES ARIZONA, INC.

       By:  /s/ John C. Hosmar                   10-16-97
          -------------------------              --------
          John C. Hosmar, Director,              Date
          Retail Development